UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 212-7910

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MPAA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Motorcar Parts of America, Inc. (the “Company”) was held on September 4, 2025 (the “Meeting”).

At the Meeting, the Company’s Shareholders voted on proposals to: (i) elect directors; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending March 31, 2026; and (iii) approve on a non-binding advisory basis the compensation of our named executive officers.

All nominees for election to the Board of Directors of the Company, as directors, were elected to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, or until the earlier of such director’s death, resignation or removal. The Shareholders also ratified the selection of the independent registered public accountants. Moreover, the Shareholders approved on a non-binding advisory basis the compensation of our named executive officers.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal are set forth below:

Proposal 1—Election of Directors

Nominee	Shares For	Shares Against	Shares Withheld	Broker Non-Votes

Selwyn Joffe	14,182,154	164,911	4,300	2,242,223
Dr. David Bryan	11,851,059	2,495,974	4,332	2,242,223
Joseph Ferguson	11,875,351	2,471,681	4,333	2,242,223
Philip Gay	11,945,395	2,401,637	4,333	2,242,223
F. Jack Liebau, Jr.	13,932,155	414,878	4,332	2,242,223
Jeffrey Mirvis	11,903,103	2,443,930	4,332	2,242,223
Anil Shrivastava	14,282,097	64,246	5,022	2,242,223
Douglas Trussler	14,224,061	117,938	9,366	2,242,223
Patricia (Tribby) Warfield	14,273,330	73,857	4,178	2,242,223
Barbara Whittaker	11,801,704	2,496,510	53,151	2,242,223

Proposal 2 – Ratification of Ernst & Young LLP

Shares For	Shares Against	Shares Abstaining
16,535,853	49,673	8,062

Proposal 3 – Approval on a Non-Binding Advisory Basis of the Compensation of Our Named Executive Officers

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
13,599,661	176,766	574,938	2,242,223

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: September 4, 2025	/s/ Glenn Burlingame
Glenn Burlingame
Vice President General Counsel and Secretary